UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):August 31, 2021 (August 25, 2021)

CFN ENTERPRISES INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52635	20-3858769
(Commission File Number)	(IRS Employer Identification No.)

600 E. 8th Street Whitefish, Montana	59937
(Address of Principal Executive Offices)	(Zip Code)

833-420-2636

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously disclosed in its Quarterly Report on Form 10-Q filed with the SEC on August 23, 2021, on August 23, 2021, CFN Enterprises Inc. (the “Company”) entered into Securities Purchase Agreements with CNP Operating, LLC, a Colorado limited liability company (“CNP Operating), and the owners of all of the equity interests of CNP Operating (the “Owners”), whereby the Company will acquire 100% of CNP Operating from the Owners in exchange for an aggregate of 354 million shares of Company common stock (the “Acquisition Shares”). CNP Operating is a manufacturer and supplier of rare cannabinoids. On August 25, 2021, the Company, the Owners and CNP Operating closed the acquisition.

Item 3.02. Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Acquisition Shares were issued pursuant to an exemption under Section 4(a)(2) of the Securities Act of 1933, as amended.  The Owners are subject to a 12-month restriction on transfers or dispositions of the Acquisition Shares, and a subsequent 12-month limitation on transfers or dispositions of the Acquisition Shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 25, 2021, the Company entered into new employment agreements with Brian Ross, the Company’s current Chairman of the Board, President and Chief Executive Officer, to continue in such roles, Mario Marsillo Jr., the Company’s current Director of Corporate Development, appointing him as Chief Investment Officer, Vince Kandis, appointing him as President of CNP Operating, Spiro Kandis, appointing him as Chief Product Officer of CNP Operating, and John Rand, appointing him as Executive Vice President of Finance (the “Employment Agreements”), each effective until December 31, 2026.  Under the Employment Agreements, Brian Ross, Vince Kandis and Spiro Kandis will each be paid an annual base salary of $300,000, Mario Marsillo will be paid an annual base salary of $265,000, and John Rand will be paid an annual base salary of $160,000, and each is entitled to an annual raise of three percent and additional annual raises and bonuses at the discretion of the Company’s Board of Directors, such bonuses not to exceed 100%, or in the case of Mr. Rand, 30%, of each officer’s annual base salary. Each officer is also entitled to other benefits including reimbursement for reasonable business expenses and payment towards health insurance premiums. Each Employment Agreement contains customary confidentiality and assignment of work product provisions and may be terminated by the Company without cause upon 30-days prior written notice. If the Company elects to terminate an Employment Agreement without cause during the term, such officer shall be entitled to a severance payment of the greater of the remaining payments under the Employment Agreement or an annual base salary of one year.  If terminated by the officer or for cause, the officer is entitled to amounts accrued through the date of termination.

Vince Kandis, 62, was President of CNP Operating prior to the acquisition by the Company. Before its merging with CNP Operating in 2019, Mr. Kandis was the President of Sidnak Solutions, a fully integrated CBD company, from January 2017. Until November 2019, Mr. Kandis was a veteran senior executive of Spectrum Distribution & Marketing, having over 30 years of experience in direct response marketing.  Mr. Kandis and Spectrum are best known for the inspiration behind Hydroderm, Vyotech Sports Nutrition, the Hollywood Diet, Celebrity diet and many more.  Mr. Kandis studied business marketing at Brigham Young University.

Spiro Kandis, 55, was Chief Product Officer of CNP Operating prior to the acquisition by the Company.  Before its merging with CNP Operating in 2019, Mr. Kandis was the CEO of Sidnak Solutions, a fully integrated CBD company, from January 2017.  Until November 2019, Mr. Kandis was the primary spokesperson for Experimental Applied Sciences (EAS), the largest sports nutrition company in the world at the time.  Mr. Kandis has been involved in sports nutrition and direct response marketing for over 30 years and is best known for his involvement and creation of Hydroderm, Vyotech Sports Nutrition Vitalatrim and many more.  Mr. Kandis studied sports medicine at Colorado State University.

John C. “Clay” Rand, 50, was Chief Financial Officer of CNP Operating prior to the acquisition by the Company. Mr. Rand joined CNP Operating in January 2020 after six years as Chief Financial Officer for Maggie’s Farm, a Colorado based cannabis company.  Prior to Maggie’s Farm, Mr. Rand had over 20 years of experience in public accounting, specializing in tax consulting, finance and business operations.  Mr. Rand's array of skills includes cash flow forecasting, accounting, inventory control, multi-unit operations supervision, executive management and human resources.  Mr. Rand holds a bachelor’s degree in Business Administration and Masters of Professional Accountancy from the University of Southern Mississippi.

Item 5.01. Changes in Control of Registrant

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 9.01. Financial statements and Exhibits

The required financial statements will be filed within 71 days of this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number	Description
2.1	Form of Securities Purchase Agreement, dated August 23, 2021
2.2	Form of Securities Purchase Agreement, dated August 23, 2021
10.1	Employment Agreement between CFN Enterprises Inc. and Brian Ross, dated August 25, 2021
10.2	Employment Agreement between CFN Enterprises Inc. and Mario Marsillo Jr., dated August 25, 2021
10.3	Employment Agreement between CFN Enterprises Inc. and Vince Kandis, dated August 25, 2021
10.4	Employment Agreement between CFN Enterprises Inc. and Spiro Kandis, dated August 25, 2021
10.5	Employment Agreement between CFN Enterprises Inc. and John Rand, dated August 25, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CFN ENTERPRISES INC.
By:	/s/ Brian Ross
Name:	Brian Ross
Title:	President and Chief Executive Officer

Date: August 31, 2021